UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 13, 2020

Corteva, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

974 Centre Road, Building 735

Wilmington, Delaware 19805

(Address of principal executive offices) (Zip Code)

(302) 485-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 13, 2020, E.I. du Pont de Nemours and Company (d/b/a Corteva Agriscience) (the “company”), a direct subsidiary of Corteva, Inc., entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein, with respect to the offer and sale of $500,000,000 aggregate principal amount of its 1.700% Senior Notes due 2025 (the “2025 Notes”) and $500,000,000 aggregate principal amount of its 2.300% Senior Notes due 2030 (the “2030 Notes” and, collectively with the 2025 Notes, the “Notes”).

The Notes will be issued pursuant to that certain Indenture, dated as of May 15, 2020 (the “Base Indenture”), between the company and U.S. Bank National Association, as trustee (the “trustee”), as supplemented by the First Supplemental Indenture, dated as of May 15, 2020 (the “First Supplemental Indenture”), between the company and the trustee. The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (No. 333-231871), filed with the Securities and Exchange Commission (the “Commission”) on May 31, 2019, as amended by Post-Effective Amendment No. 1 thereto, filed with the Commission on February 14, 2020.

The foregoing descriptions of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture and the forms of Notes contained herein are summaries and qualified in their entirety by reference to the full text of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture and the forms of Notes, which are filed as exhibits hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1

Underwriting Agreement, dated May 13, 2020, among E.I. du Pont de Nemours and Company and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of May 15, 2020, between E.I. du Pont de Nemours and Company and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated as of May 15, 2020, between E.I. du Pont de Nemours and Company and U.S. Bank National Association, as trustee.

4.3	Form of 2025 Notes (included as Exhibit A to Exhibit 4.2).

4.4	Form of 2030 Notes (included as Exhibit B to Exhibit 4.2).

5.1	Opinion of Cravath, Swaine & Moore LLP.

23.1	Consent of Cravath, Swaine & Moore LLP (included as part of Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corteva, Inc.

By:	/s/ Cornel B. Fuerer
Name:	Cornel B. Fuerer
Title:	Senior Vice President, General Counsel

Date: May 15, 2020